UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 5, 2015

United Dominion Realty, L.P.
(Exact name of registrant as specified in its charter)

Delaware	333-156002-01	54-1776887
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
Not Applicable
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 9, 2015, United Dominion Realty, L.P. (the "Operating Partnership") filed a current report on Form 8-K (the "Original 8-K") in connection with the Operating Partnership's acquisition of communities from Home Properties, L.P., a New York limited partnership, and the Operating Partnership's contribution of certain properties to UDR Lighthouse DownREIT, L.P. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Original 8-K.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Real Estate Communities Acquired

Report of Independent Auditors	4
Combined Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2015 (unaudited) and the year ended December 31, 2014 (audited)	5
Notes to Combined Statements of Revenues and Certain Operating Expenses	6
(b) Unaudited Pro Forma Financial Information

Introduction to the Pro Forma Financial Information	8
Pro Forma Consolidated Balance Sheet as of September 30, 2015	9
Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2015 (unaudited)	10
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014 (unaudited)	11
Notes to the Pro Forma Consolidated Financial Statements (unaudited)	12
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditors

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

United Dominion Realty, L.P.
By: UDR, Inc., its general partner

December 17, 2015	By:	/s/ Thomas M. Herzog
Name: Thomas M. Herzog
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Auditors

Report of Independent Auditors

The Partners of United Dominion Realty, L.P.
We have audited the accompanying combined statement of revenues and certain operating expenses of the Acquired Communities for the year ended December 31, 2014, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the combined statement of revenues and certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined statement of revenues and certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the combined statement of revenues and certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined statement of revenues and certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined statement of revenues and certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined statement of revenues and certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the combined statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Acquired Communities for the year ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the combined statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Acquired Communities’ revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Denver, Colorado
December 17, 2015

ACQUIRED COMMUNITIES
COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
(in thousands)

	Nine Months Ended September 30, 2015	Year Ended December 31, 2014
	(unaudited)
REVENUES:
Rental income	$43,610	$52,986

CERTAIN OPERATING EXPENSES:
Personnel	3,424	4,332
Utilities	2,203	3,187
Repairs and maintenance	2,270	2,774
Real estate taxes and insurance	5,798	7,205
Administrative and marketing	1,186	1,608
Total certain operating expenses	14,881	19,106

Revenues in excess of operating expenses	$28,729	$33,880

See accompanying notes to combined statement of revenue and operating expenses.

ACQUIRED COMMUNITIES
NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

1.	BUSINESS AND ORGANIZATION

From October 6-8, 2015, United Dominion Realty, L.P. (the "Operating Partnership" or "OP") acquired one community Home Properties, L.P., a New York limited partnership (“Home OP”), and an equity method interest in four communities also acquired from the Home OP by the newly formed UDR Lighthouse DownREIT L.P. (the “DownREIT Partnership”) (collectively, the "Acquired Communities"). Home OP is not a related party of the OP. The five properties acquired by the DownREIT Partnership and the OP are reflected in the following table:

Community	Location	Number of Apartment Homes
Eleven55 Ripley(1)	Silver Spring, MD	379
Arbor Park of Alexandria(1)	Alexandria, VA	851
Newport Village(1)	Alexandria, VA	937
The Courts at Dulles(1)	Herndon, VA	411
Courts at Huntington Station(2)	Alexandria, VA	421

(1) Acquired through the DownREIT Partnership.
(2) Acquired by the Operating Partnership through a reverse Section 1031 exchange.

2.	BASIS OF PRESENTATION

The accompanying combined statements of revenues and certain operating expenses include the operations of the Acquired Communities and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements of revenues and certain operating expenses are not representative of the actual operations for the periods presented; certain expenses such as depreciation, amortization, management fees, interest expense, interest income and amortization of above- and below-market leases, which are not directly attributable to the revenues and expenses expected to be incurred in the future operations of the Acquired Communities, have been excluded. All significant intercompany accounts and transactions have been eliminated in combination. The combined statements of revenues and certain operating expenses have been prepared on the accrual basis of accounting.

3.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of these financial statements in accordance with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the amounts of revenues and expenses during the reporting periods. Actual amounts realized or paid could differ from those estimates.

Revenue Recognition

The Acquired Communities lease apartments under various lease terms typically ranging from six to 13 months and recognize rental income on an accrual basis when due from residents and tenants in accordance with GAAP. Rental payments are generally due on a monthly basis and recognized when earned.

Repairs and Maintenance

Expenditures for ordinary repair and maintenance costs are charged to expense as incurred. Expenditures for improvements, renovations, and replacements related to the acquisition and/or improvement of real estate assets are capitalized and depreciated over their estimated useful lives if the expenditures qualify as a betterment or the life of the related asset will be substantially extended beyond the original life expectancy.

ACQUIRED COMMUNITIES
NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES - (Continued)

Advertising Costs

All advertising costs are expensed as incurred and reported on the accompanying combined statements of revenues and certain operating expenses within the line item Administrative and marketing. During the nine months ended September 30, 2015 and year ended December 31, 2014, total advertising expense was $0.5 million and $0.7 million, respectively.

4.	COMMITMENTS AND CONTINGENCIES

The Acquired Communities are subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Acquired Communities' results of operations.

5.	SUBSEQUENT EVENTS

The Company evaluated subsequent events through December 17, 2015, the date the financial statements were issued.

UNITED DOMINION REALTY, L.P.
INTRODUCTION TO PRO FORMA FINANCIAL STATEMENTS

From October 6-8, 2015, UDR, Inc. (the general partner of United Dominion Realty, L.P. (the "Operating Partnership," "OP," or "UDR, L.P.")) completed the acquisition of six Washington, DC area properties from Home Properties, L.P., a New York limited partnership (“Home OP”), for a total purchase price of $901 million, which was comprised of $565 million of newly issued UDR Lighthouse DownREIT L.P. (the “DownREIT Partnership”) Units issued at $35 per unit (a total of 16.1 million units), the assumption of $89 million of debt, $221 million of reverse exchanges pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, and $26 million of cash. In addition, UDR, Inc. issued approximately 13.9 million shares of its Series F Preferred Stock to former limited partners of Home OP, which had the right to subscribe for one share of Series F Preferred Stock for each DownREIT Unit issued in connection with the acquisitions.
Of the six communities acquired by UDR, Inc. from Home OP, the OP acquired one community through a reverse Section 1031 exchange and an equity method interest in four communities acquired through the DownREIT Partnership. One property was acquired by UDR, Inc. through a reverse Section 1031 exchange and is not reflected within the unaudited pro forma consolidated financial statements of the OP.

The unaudited pro forma consolidated financial statements present the impact of the acquisition of one community from the Home OP ("Acquired Community") by the OP, the impact of the contribution and the resulting deconsolidation of seven communities ("Contributed Communities") by the OP to the DownREIT Partnership and the OP's acquisition of a 41.6% equity interest in the DownREIT Partnership.

The unaudited pro forma consolidated balance sheet as of September 30, 2015 and unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014 are based upon the historical financial statements of the OP and the historical financial statements of the Contributed Communities.

The unaudited pro forma consolidated balance sheet as of September 30, 2015 has been prepared as if the acquisitions and contributions had occurred on that date. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2015 and the year ended December 31, 2014 have been prepared as if the acquisitions and contributions had occurred on January 1, 2014. The unaudited pro forma consolidated statements of operations have also been prepared including certain other pro forma adjustments, as described in Note 3. Pro Forma Adjustments.

The following unaudited pro forma consolidated financial statements are qualified in their entirety by reference to and should be read in conjunction with: (i) the OP's unaudited historical consolidated financial statements set forth in its Quarterly Report on Form 10-Q as of and for the three and nine months ended September 30, 2015, as filed with the Securities and Exchange Commission (“SEC”) on October 27, 2015; (ii) the OP's audited historical consolidated financial statements set forth in its Annual Report on Form 10-K as of and for the year ended December 31, 2014, as filed with the SEC on February 24, 2015; and (iii) the acquired communities statements of revenues and certain operating expenses set forth in this Current Report on Form 8-K/A.

The pro forma adjustments reflected in the unaudited pro forma consolidated financial statements are based upon currently available information and certain assumptions and estimates; therefore, the actual effects of these transactions will differ from the pro forma adjustments. However, the OP's management considers the applied estimates and assumptions to provide a reasonable basis for the presentation of the significant effects of certain transactions that are expected to have a continuing impact on the OP. In addition, the OP's management considers the pro forma adjustments to be factually supportable and to appropriately represent the expected impact of items that are directly attributable to the acquisitions and contributions by the OP.

The unaudited pro forma consolidated statements of operations may not be indicative of the results that would have occurred if the acquisitions and contributions had occurred on the dates indicated nor are they indicative of the future operating results of the OP.

UNITED DOMINION REALTY, L.P.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2015
(unaudited, in thousands, except share and per share data)

	UDR, L.P. Historical (a)	DownREIT Partnership Formation (b)	Acquired Community (c)		UDR, L.P. Pro Forma
ASSETS
Real estate owned:
Real estate held for investment	$4,107,120	$(628,479)	$139,627	(d)	$3,618,268
Less: accumulated depreciation	(1,467,948)	222,944	—		(1,245,004)
Real estate held for investment, net	2,639,172	(405,535)	139,627		2,373,264
Real estate held for disposition (net of accumulated depreciation of $50,610 and $0)	100,848	—	—		100,848
Total real estate owned, net of accumulated depreciation	2,740,020	(405,535)	139,627		2,474,112
Cash and cash equivalents	131	(140)	(141,781)	(e)	—
			141,790	(f)
Restricted cash	14,710	—	—		14,710
Deferred financing costs, net	3,355	(454)	—		2,901
Investment in unconsolidated Partnership, net	—	314,976	—		314,976
Other assets	24,740	(1,680)	2,373	(d)	25,433
Total assets	$2,782,956	$(92,833)	$142,009		$2,832,132

LIABILITIES AND CAPITAL
Liabilities:
Secured debt	$910,309	$(228,519)	$—		$681,790
Notes payable due to General Partner	88,696	—	—		88,696
Real estate taxes payable	15,131	(4,123)			11,008
Accrued interest payable	3,161	—	—		3,161
Security deposits and prepaid rent	18,073	—	219	(g)	18,292
Distributions payable	50,962	—	—		50,962
Accounts payable, accrued expenses, and other liabilities	18,759	(5,781)			12,978
Total liabilities	1,105,091	(238,423)	219		866,887
Commitments and contingencies
Capital:
Partners’ capital:
General partner:
110,883 OP Units outstanding at September 30, 2015 and December 31, 2014	1,071	88	—		1,159
Limited partners:
183,167,815 OP Units outstanding at September 30, 2015 and December 31, 2014	1,648,460	145,502			1,793,962
Accumulated other comprehensive income/(loss), net	(329)	—	—		(329)
Total partners’ capital	1,649,202	145,590	—		1,794,792
Advances (to)/from General Partner	10,162	—	141,790	(f)	151,952
Noncontrolling interests	18,501	—	—		18,501
Total capital	1,677,865	145,590	141,790		1,965,245
Total liabilities and capital	$2,782,956	$(92,833)	$142,009		$2,832,132

See accompanying notes to pro forma consolidated financial statements

UNITED DOMINION REALTY, L.P.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015
(unaudited, in thousands, except per share data)

	UDR, L.P. Historical (a)	DownREIT Partnership Formation (b)	Acquired Community Historical (c)	Other Pro Forma Adjustments		UDR, L.P. Pro Forma
REVENUES:
Rental income	$338,426	$(47,675)	$7,544	$—		$298,295

OPERATING EXPENSES:
Property operating and maintenance	58,572	(9,467)	1,301	—		50,406
Real estate taxes and insurance	37,166	(7,138)	1,146	—		31,174
Property management	9,307	(1,311)	—	207	(e)	8,203
Other operating expenses	4,468	(2)	—	—		4,466
Real estate depreciation and amortization	132,411	(23,142)	—	5,384	(f)	114,653
General and administrative	20,606	(3,145)	—	555	(d)	17,809
				(207)	(e)
Casualty-related (recoveries)/charges, net	888	(291)	—	—		597
Total operating expenses	263,418	(44,496)	2,447	5,939		227,308

Operating income	75,008	(3,179)	5,097	(5,939)		70,987

Income/(loss) from unconsolidated entities	—	—	—	(7,215)	(g)	(7,215)
Interest expense	(29,135)	8,211	—	—		(20,924)
Interest expense on note payable due to General Partner	(3,452)	—	—	—		(3,452)
Income/(loss) before gain/(loss) on sale of real estate owned	42,421	5,032	5,097	(13,154)		39,396
Gain/(loss) on sale of real estate owned	56,998	—	—	—		56,998
Net income/(loss)	99,419	5,032	5,097	(13,154)		96,394
Net (income)/loss attributable to noncontrolling interests	(1,075)	—	—	—		(1,075)
Net income/(loss) attributable to OP unitholders	$98,344	$5,032	$5,097	$(13,154)		$95,319

Income/(loss) per weighted average OP Unit - basic and diluted:	$0.54					$0.52

Weighted average OP Units outstanding - basic and diluted	183,279					183,279

See accompanying notes to pro forma consolidated financial statements

UNITED DOMINION REALTY, L.P.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
(unaudited, in thousands, except per share data)

	UDR, L.P. Historical (a)	DownREIT Partnership Formation (b)	Acquired Community Historical (c)	Other Pro Forma Adjustments		UDR, L.P. Pro Forma
REVENUES:
Rental income	$422,634	$(61,650)	$10,122	$—		$371,106

OPERATING EXPENSES:
Property operating and maintenance	75,211	(11,954)	1,605	—		64,862
Real estate taxes and insurance	47,110	(9,071)	1,534	—		39,573
Property management	11,622	(1,696)	—	278	(e)	10,204
Other operating expenses	5,172	626	—	—		5,798
Real estate depreciation and amortization	179,176	(30,239)	—	7,179	(f)	158,489
				2,373	(h)
General and administrative	28,541	(4,121)	—	744	(d)	24,886
				(278)	(e)
Casualty-related (recoveries)/charges, net	541	—	—	—		541
Total operating expenses	347,373	(56,455)	3,139	10,296		304,353

Operating income	75,261	(5,195)	6,983	(10,296)		66,753

Income/(loss) from unconsolidated entities	—	—	—	(26,511)	(g)	(26,511)
Interest expense	(37,114)	11,135	—	—		(25,979)
Interest expense on note payable due to General Partner	(4,603)	—	—	—		(4,603)
Income/(loss) before gain/(loss) on sale of real estate owned	33,544	5,940	6,983	(36,807)		9,660
Gain/(loss) on sale of real estate owned	63,635	145,595	—	—		209,230
Net income/(loss)	97,179	151,535	6,983	(36,807)		218,890
Net (income)/loss attributable to noncontrolling interests	(952)	—	—	—		(952)
Net income/(loss) attributable to OP unitholders	$96,227	$151,535	$6,983	$(36,807)		$217,938

Income/(loss) per weighted average OP Unit - basic and diluted:	$0.53					$1.19

Weighted average OP Units outstanding - basic and diluted	183,279					183,279

See accompanying notes to pro forma consolidated financial statements

UNITED DOMINION REALTY, L.P.
NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION

The unaudited pro forma consolidated financial statements are based on the historical consolidated financial statements of the OP, the historical financial statements of the Contributed Communities and the historical financial statements of the Acquired Community.

The OP has utilized the historical combined financial statements of the Contributed Communities and Acquired Community as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014.

The pro forma consolidated financial statements present the impact of the Contributed Communities and Acquired Community, as described in the introduction to the pro forma financial statements, on the OP's financial position and results of operations.

2.	PRELIMINARY PURCHASE PRICE ALLOCATION

The OP has performed a preliminary valuation analysis of the fair market value of the Acquired Community's assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as of the acquisition date (in thousands):

Land	$27,749
Buildings	111,878
Intangible assets	2,373
Total assets acquired	$142,000

This preliminary purchase price allocation has been used to prepare pro forma adjustments in the pro forma balance sheet and income statement. The final purchase price allocation will be determined when the OP has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments.

PRO FORMA ADJUSTMENTS

Consolidated Balance Sheet

(a) Reflects the historical consolidated balance sheet of the OP as of September 30, 2015 as presented in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

(b) Reflects the impact of establishing the DownREIT Partnership, including the impact of the contribution of seven communities to the DownREIT Partnership by the OP and the resulting deconsolidation of those communities by the OP and the recognition of an investment in the unconsolidated DownREIT Partnership by the OP equal to its ownership percentage of 41.6%.

All amounts presented as part of the DownREIT Partnership formation, except the Investment in unconsolidated Partnership, net, represent the deconsolidation of the assets contributed to the DownREIT Partnership by the OP. The Investment in unconsolidated Partnership, net of $315.0 million represents the OP's 41.6% ownership interest in the DownREIT Partnership, including the assets contributed to the DownREIT Partnership by UDR, Inc., the OP and Home OP.

(c) Reflects the impact of the acquisition of the Acquired Community as if it had occurred on September 30, 2015.

(d) Reflects the acquired assets at the fair values disclosed in Note 2 above.

(e) Reflects cash paid by the OP as consideration for the Acquired Community. The entire amount paid consists of reverse Section 1031 exchanges.

(f) Reflects an assumed advance of cash from UDR, Inc. to fund the incremental cash required for the acquisition.

UNITED DOMINION REALTY, L.P.
NOTES TO PRO FORMA FINANCIAL STATEMENTS

(g) Reflects the security deposits and prepaid rent of the Acquired Community received by the Company.

Consolidated Statements of Operations

(a) Reflects the historical consolidated statements of operations of the OP for the nine months ended September 30, 2015 and the year ended December 31, 2014 as presented in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 and its Annual Report on Form 10-K for the year ended December 31, 2014, respectively.

(b) Reflects the impact of removing the historical activity of the seven communities contributed to the DownREIT Partnership by the OP as a result of the deconsolidation of those communities by the OP. For the year ended December 31, 2014, the column also reflects the portion of the gain realized by the OP upon the deconsolidation that is attributable to the 49.9% outside ownership.

(c) Reflects the historical operations of the Acquired Community.

(d) Reflects the allocation of UDR Inc.'s general and administrative expense related to the Acquired Community.

(e) Reflects the property management fees related to the Acquired Community, which is calculated as 2.75% of the Acquired Community's revenues.

(f) Reflects the depreciation expense on the Acquired Community based on the fair value disclosed above in Note 2.

(g) Reflects the income/(loss) of the DownREIT Partnership attributable to the OP's 41.6% ownership interest.

(h) Reflects the amortization expense on the acquired leases-in-place intangible asset based on the fair value disclosed above in Note 2.